UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2014

Serena Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25285	94-2669809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Gateway Drive San Mateo, California	94404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 481-3400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

On March 6, 2014, Serena Software, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Spartacus Acquisition Corp., a Delaware corporation (“Parent”), Spartacus Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and Silver Lake Partners II, L.P., a Delaware limited partnership, solely in its capacity as agent and attorney-in-fact for the persons named therein, providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. Parent is currently owned by Douglas D. Troxel, as trustee of the Douglas D. Troxel Living Trust (“Troxel Trust”) and investment funds affiliated with HGGC, LLC (“HGGC”).

At the effective time of the Merger (“Effective Time”), each share of the Company’s common stock, other than certain rollover shares (as described below) and any shares held by the Company or any of its subsidiaries or Parent or any of its affiliates (excluding Troxel Trust), will be cancelled and converted into the right to receive the purchase price provided for in the Merger Agreement, the calculation of which includes, among other items, adjustment to reflect the deposit or payoff, as applicable, by or on behalf of Parent, of indebtedness set forth in the two succeeding paragraphs below. Troxel Trust will contribute its shares of the Company’s common stock in exchange for equity securities of Parent (the “Troxel Rollover”), as well as invest additional cash equity in Parent, and, accordingly, will retain an ownership stake in Parent following the Merger.

The Merger Agreement requires, subject to the conditions thereof, that the Company prepare and issue to holders, or cause The Bank of New York, as trustee (the “Trustee”), to issue to holders, a notice of redemption on the closing date with respect to the 10 3/8% Senior Subordinated Notes due 2016 of the Company (the “Senior Subordinated Notes”), providing for a redemption date of thirty (30) days after the closing date. Parent is required, simultaneously with the closing of the transactions contemplated by the Merger Agreement (the “Closing”), subject to the conditions set forth in the Merger Agreement including the issuance of the foregoing notice of redemption, to irrevocably deposit with the Trustee as trust funds (or cause the irrevocable deposit of), aggregate amounts sufficient to pay and discharge the entire indebtedness of the Senior Subordinated Notes to the date of redemption.

In addition, simultaneously with the Closing, Parent is required, subject to the conditions set forth in the Merger Agreement including the prior delivery of satisfactory payoff letters and customary releases, to repay or cause to be repaid any outstanding amount of indebtedness pursuant to the (i) Amendment Agreement, dated as of March 2, 2011, among the Company, Barclays Bank PLC and the other parties thereto, (ii) Amended and Restated Credit Agreement, dated as of March 2, 2011, among the Company, Barclays Bank PLC and the other parties thereto and (iii) Extension Agreement and Amendment No. 1, dated as of April 12, 2012, among the Company, Barclays Bank PLC and the other parties thereto (collectively, the “Credit Facility”).

The Merger Agreement contains representations and warranties customary for transactions of this type. The Company has agreed to various customary covenants and agreements, including, among others, agreements to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and the Effective Time, and not to engage in certain kinds of transactions during this period.

The Merger Agreement also contains customary conditions to Closing for transactions of this type, including the absence of laws or orders prohibiting the consummation of the Merger, the receipt of necessary antitrust approvals, the prior delivery of satisfactory payoff letters with respect to the Credit Facility, the accuracy of the parties’ representations and warranties and the compliance by the parties with their respective obligations in the Merger Agreement.

Parent has obtained equity and debt financing commitments for the transactions contemplated by the Merger Agreement, the aggregate proceeds of which, together with the proceeds of the Troxel Rollover and the available cash of the Company, will be sufficient for Parent to pay the aggregate purchase price provided for in the Merger Agreement and all related fees and expenses. Investment funds affiliated with HGGC and Mr. Troxel have also committed to capitalize Parent, at or immediately prior to the Effective Time, on the terms and subject to the terms and conditions set forth in an equity commitment letter, dated as of March 6, 2014, that has been delivered to the Company.

Credit Suisse Securities (USA) LLC and Credit Suisse AG, Cayman Islands Branch (collectively, “Credit Suisse”), have committed to provide debt financing for the transaction on the terms and subject to the conditions set forth in a debt commitment letter, dated as of March 6, 2014, that has been delivered to the Company. The obligations of the Credit Suisse are subject to a number of customary conditions set forth in such debt commitment letter. The final termination date for the debt commitment letters is June 30, 2014.

The Merger Agreement provides that the Company will be entitled to specific performance of each of Parent’s and Merger Sub’s obligations to cause the Troxel Rollover and the equity financing described above to be funded and to consummate the Merger in the event that (i) the twenty (20) consecutive business day marketing period for the debt financing has ended and all of the conditions to

Parent’s and Merger Sub’s obligations to consummate the Merger have been satisfied as of the date when Closing is required to have occurred (other than those conditions that by their terms or nature are to be satisfied at the Closing, each of which shall be capable of being satisfied if the closing date were to occur on the date when Closing is required to have occurred, and those conditions that Parent’s or Merger Sub’s breach of the Merger Agreement have caused not to be satisfied), (ii) the amounts committed to be funded under the debt commitment letter (or, if alternative financing is being used in accordance the Merger Agreement, pursuant to the commitments with respect thereto) have been funded or will be funded in accordance with the terms thereof at the Closing if such equity financing is funded at the Closing and (iii) the Company has irrevocably confirmed in a written notice delivered to Parent that the Closing will occur (including, to the extent necessary, that it will waive any condition to the Company’s obligations to consummate the Merger that has not been satisfied) if specific performance is granted and such equity financing and debt financing are funded in accordance with their terms.

The Merger Agreement contains certain termination rights for the Company and Parent. Parent will be required to pay the Company a termination fee if the Merger Agreement is terminated under certain circumstances because Parent fails to complete the Merger or otherwise breaches its obligations under the Merger Agreement such that conditions to the Closing of the Merger cannot be satisfied.

In addition to the foregoing termination rights, and subject to certain limitations, either party may terminate the Merger Agreement if the Merger is not consummated by June 30, 2014.

Investment funds affiliated with HGGC and Douglas D. Troxel, as trustee of the Douglas D. Troxel Living Trust, have provided the Company with a limited guarantee in favor of the Company guaranteeing the payment of the termination fee and related expenses to the extent such fee or related expenses may become payable by Parent to the Company pursuant to the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, attached hereto as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by this reference.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the modified amended employment offer entered into between the Company and Greg Hughes, Serena’s President and Chief Executive Officer, on March 10, 2014, Serena awarded a total of 775,000 restricted stock units to Mr. Hughes as described under Item 5.02 below, which description is incorporated herein by reference. Insofar as these awards constitute an offer or sale of securities under applicable securities laws, the Company will issue the securities under an exemption from registration requirements pursuant to Rule 701 of the Securities Act of 1933, which provides an exemption for offers and sales of securities pursuant to certain compensatory benefit plans.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 10, 2014, Mr. Hughes entered into an agreement with the Company to modify his amended employment offer letter dated as of June 20, 2013, to increase the maximum payment that Mr. Hughes is entitled to receive upon the cancellation of his restricted stock units in the event of a change in control of the Company. As modified, the offer letter provides that all of his restricted stock units will be cancelled immediately prior to a change in control of the Company in consideration for a payment equal to the per share consideration received by the holders of the Company’s common stock in such change in control transaction multiplied by the number of restricted stock units cancelled, subject to a maximum payment of $2,000,000. The agreement with Mr. Hughes is filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by this reference.

On March 10, 2014, the Compensation Committee of the Board of Directors of the Company awarded Mr. Hughes an additional 775,000 restricted stock units pursuant to the Company’s Amended and Restated 2006 Stock Incentive Plan and the Company’s Restricted Stock Unit Agreement (Retention Award), provided that such restricted stock units will only vest upon the consummation of the Merger, subject to Mr. Hughes’ continued employment at that time.

On March 10, 2014, the Compensation Committee of the Board of Directors of the Company approved the award of a discretionary transaction bonus to Robert I. Pender, Jr., Serena’s Senior Vice President, Finance and Chief Financial Officer, in the amount of $610,000, payable on the closing date of the Merger.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Pursuant to a written consent effective as of March 6, 2014, our stockholders adopted the Merger Agreement. The written consent was executed by stockholders representing 96,925,780 shares, or 97.7%, of our outstanding common stock.

Forward-looking Statements

Statements in this Current Report on Form 8-K and the exhibits furnished or filed herewith that relate to future results and events are forward-looking statements based on the Company’s current expectations. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Risks, uncertainties and assumptions include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the Merger due to the failure to satisfy conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; (3) the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the Merger Agreement; (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Merger; and (5) the effect of the announcement of the Merger on the Company’s relationships with its customers, suppliers, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments will cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10–K for the fiscal year ended January 31, 2013, which was filed with the SEC on March 29, 2013, under the heading “Item 1A—Risk Factors,” and in subsequent reports on Forms 10–Q and 8–K filed with the SEC by the Company.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of March 6, 2014, by and among Spartacus Acquisition Corp., Spartacus Merger Corp., Serena Software, Inc. and Silver Lake Partners II, L.P., as agent and attorney-in-fact for the Company Common Stockholders, Company RSU Holders and the Company Optionholders

10.1**	Modification of offer letter between Serena Software, Inc. and Greg Hughes dated March 10, 2014

99.1	Press Release, dated March 10, 2014, of Serena Software, Inc.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.
**	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERENA SOFTWARE, INC.

By:	/s/ Edward F. Malysz
Name: Edward F. Malysz
Title: Senior Vice President, General Counsel

Date: March 10, 2014

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of March 6, 2014, by and among Spartacus Acquisition Corp., Spartacus Merger Corp., Serena Software, Inc. and Silver Lake Partners II, L.P., as agent and attorney-in-fact for the Company Common Stockholders, Company RSU Holders and the Company Optionholders

10.1**	Modification of offer letter between Serena Software, Inc. and Greg Hughes dated March 10, 2014

99.1	Press Release, dated March 10, 2014, of Serena Software, Inc.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.
**	Indicates management contract or compensatory plan or arrangement.